                                                                                     Partners First Credit Card Master Trust
                                                                                            Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                                     31
         Beginning Principal Receivables Balance                                                                1,837,216,973.18
         Beginning Special Funding Account Balance                                                                          0.00
         Beginning Principal Receivables + SFA Balance                                                          1,837,216,973.18
         Beginning Finance Charge Receivables                                                                      62,189,692.60
         Beginning Total Receivables                                                                            1,899,406,665.78
         Special Funding Account Earnings                                                                                   0.00
         Finance Charge Collections                                                                                30,397,656.82
         Interest/Fee Reversals (Wachovia accounts only)                                                             -448,787.99
         Interchange Collections                                                                                    1,769,912.79
         Collection Account Investment Proceeds                                                                             0.00
         Recoveries treated as Finance Charge Collections                                                                   0.00
         Total Finance Charge Receivables Collections                                                              31,718,781.62
         Principal Receivables Collections                                                                        172,836,003.02
         Recoveries treated as Principal Collections                                                                  797,561.78
         Total Principal Receivables Collections                                                                  173,633,564.80
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                 10.70%
         Defaulted Amount (Net of Recoveries)                                                                      12,700,754.51
         Annualized Default Rate                                                                                           8.30%
         Trust Gross Yield                                                                                                20.72%
         Aggregate Account Addition or Removal (Y/N)?                                                                          N
         Date of Addition/Removal                                                                                            N/A
         Principal Receivables at the end of the day of Addition/Removal                                                     N/A
         SFA Balance at the end of the day of Addition/Removal                                                               N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                       N/A
         Ending Principal Receivables Balance                                                                   1,793,833,925.75
         Ending Special Funding Account (SFA) Balance                                                                       0.00
         Ending Principal Receivables + SFA Balance                                                             1,793,833,925.75
         Ending Finance Charge Receivables                                                                         57,868,619.76
         Ending Total Receivables                                                                               1,851,702,545.51
         Required Minimum Principal Balance (as of month end)                                                   1,179,500,000.01

                                                                             Partners First Credit Card Master Trust
                                                                                     Monthly Trust Activity

B. Series Allocations
                                                                   Total                  1998-2                  1998-3
         Group                                                                               1                      1
         Class A Initial Invested Amount                         1,056,000,000.00          528,000,000.00         528,000,000.00
         Class B Initial Invested Amount                           226,000,000.00          113,000,000.00         113,000,000.00
         Collateral Initial Invested Amount                        134,000,000.00           67,000,000.00          67,000,000.00
         Class D Initial Invested Amount                            84,000,000.00           42,000,000.00          42,000,000.00
         Total Initial Invested Amount                           1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount (per definition)               102,654,013.88           50,154,013.88          52,500,000.00
         Initial Invested Amount + Req Transf Amount             1,602,654,013.88          800,154,013.88         802,500,000.00
         Series Allocation Percentage                                     100.00%                  49.93%                 50.07%
         Series Allocable Finance Charge Collections                31,718,781.62           15,836,175.62          15,882,605.99
         Series Allocable Principal Collections                    173,633,564.80           86,689,698.85          86,943,865.96
         Series Allocable Defaulted Amounts                         12,700,754.51            6,341,081.49           6,359,673.02
         Series Allocable Servicing Fee                              1,879,863.26              629,863.26           1,250,000.00
         In Revolving Period?                                                                           N                      Y
         Available for Principal Sharing Series                     76,066,540.60                    0.00          76,066,540.60
         Principal Shortfall                                        32,475,563.18           32,475,563.18                   0.00
         Allocation of Shared Principal Collections                 76,066,540.60           76,066,540.60                   0.00
         Available for Excess Allocation Series                      5,943,496.29            2,886,139.61           3,057,356.68
         Finance Charge Shortfall                                            0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                     0.00                    0.00                   0.00


B. Series Allocations
         Amounts Due                                                                      1998-2                  1998-3
                             Transferor's Percentage                                               45.18%                 18.47%
                             Principal Allocation Percentage                                       81.76%                 81.53%
                             Principal Collections                                          70,881,760.57          70,881,760.57
                             Floating Allocation Percentage                                        54.82%                 81.53%
                             Class A Certificate Rate                                            5.26375%               5.29375%
                             Class B Certificate Rate                                            5.47375%               5.52375%
                             CIA Certificate Rate                                                6.03875%               6.13875%
                             CIA Secured Loan Spread Rate                                        5.78875%               5.88875%
                             Class D Certificate Rate                                            0.00000%               0.00000%
                             Class A Interest                                                2,470,453.33           2,484,533.33
                             Class B Interest                                                  549,807.78             554,830.00
                             Collateral Monthly Interest                                        82,760.17             365,596.67
                             Class D Interest                                                        0.00                   0.00
                             Investor Monthly Interest                                       3,103,021.28           3,404,960.00
                             Investor Default Amount (Net of Recoveries)                     3,476,009.58           5,184,780.03
                             Interchange Collections                                           484,399.08             722,524.67
                             0.75% of Interchange                                              236,198.72             468,750.00
                             Servicer Interchange                                              236,198.72             468,750.00
                             Monthly Servicing Fee (Before Adjustments)                        629,863.26           1,250,000.00
                                 Interchange Adjustment                                              0.00                   0.00
                                 SFA Adjustment                                                      0.00                   0.00
                                 Previous Period Adjustment                                          0.00                   0.00
                             Total Monthly Servicing Fee (After all adjustments)               629,863.26           1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                  Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                       1,466,485,912.50          716,485,912.50         750,000,000.00
         Finance Charge Collections                                 21,629,399.60            8,680,963.70          12,948,435.90
         Reserve Account Interest                                       12,440.77               12,440.77                   0.00
         PFA Proceeds                                                1,314,074.03            1,314,074.03                   0.00
         Total Finance Charge Collections                           22,955,914.40           10,007,478.50          12,948,435.90
         Investor Monthly Interest                                   6,507,981.28            3,103,021.28           3,404,960.00
         Investor Default Amount                                     8,660,789.61            3,476,009.58           5,184,780.03
         Monthly Servicing Fee                                       1,879,863.26              629,863.26           1,250,000.00
         Additional Amounts                                                  0.00                    0.00                   0.00
         Total Amount Due                                           17,048,634.15            7,208,894.12           9,839,740.03
         Group Excess?                                               Y
         Amount per 4.10(A)                                                                  3,103,021.28           3,404,960.00
         Amount per 4.10(B)            used in a                                             3,476,009.58           5,184,780.03
         Amount per 4.10(C)     shortfall scenario only                                        629,863.26           1,250,000.00
         Amount per 4.10(D)                                                                          0.00                   0.00
         Redirected Finance Charge Collections                      22,955,914.40           10,095,033.73          12,860,880.67
         Amount of funds redistributed per 4.10                                                 87,555.23             -87,555.23
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)      8,780,959.70          12,860,880.67

D. Trust Performance
         30-59 Days Delinquent                                                              32,122,583.14                  1.79%
         60-89 Days Delinquent                                                              23,389,059.18                  1.30%
         90+ Days Delinquent                                                                53,909,597.54                  3.01%
         Total 30+ Days Delinquent                                                         109,421,239.86                  6.10%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                            15-Mar-01
Current Payment Date                         16-Apr-01
Actual / 360 Days                               32                     32               32
30 / 360 Days                                   31                     31               31                32
Fixed / Floating                             Floating               Floating         Floating             31
                                                                                                       Floating
                                              Class A                Class B    Collateral Invested
                                                                                      Amount           Class D            Total
Certificate Rate                                5.26375%            5.47375%         6.03875%         0.00000%
Secured Loan Spread Rate (Applies
     to CIA only)                                                                    5.78875%
Initial Balance                           528,000,000.00      113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            50,154,013.88
Initial Invested Amount + Req
     Transf Amount                                                                                                   800,154,013.88

Beginning Outstanding Amount
     (Distribution)                       528,000,000.00      113,000,000.00    15,417,957.31       42,000,000.00    698,417,957.31
Ending Outstanding Amount
     (Distribution)                       528,000,000.00      113,000,000.00             0.00       42,000,000.00    683,000,000.00

Beginning Invested Amount
     (Distribution)                       528,000,000.00      113,000,000.00    15,417,957.31       42,000,000.00    698,417,957.31
Ending Invested Amount (Distribution)     528,000,000.00      113,000,000.00             0.00       42,000,000.00    683,000,000.00

Beginning Adjusted Invested Amount
     (Distribution)                       207,500,000.01      113,000,000.00    15,417,957.31       42,000,000.00    377,917,957.32
Ending Adjusted Invested Amount
     (Distribution)                       100,666,666.68      113,000,000.00             0.00       39,307,270.48    252,973,937.16


Beginning Invested Amount (Month)         528,000,000.00      113,000,000.00    33,485,912.50       42,000,000.00    716,485,912.50
Ending Invested Amount (Month)            528,000,000.00      113,000,000.00    15,417,957.31       42,000,000.00    698,417,957.31

Beginning Adjusted Invested Amount
     (Month)                              314,333,333.34      113,000,000.00    33,485,912.50       42,000,000.00    502,819,245.84
Ending Adjusted Invested Amount
     (Month)                              207,500,000.01      113,000,000.00    15,417,957.31       42,000,000.00    377,917,957.32

Principal Allocation Percentage                   70.40%              15.07%            8.93%               5.60%           100.00%
Floating Allocation Percentage                    62.51%              22.47%            6.66%               8.35%           100.00%
Principal Collections                      49,900,759.44       10,679,518.59     6,332,103.94        3,969,378.59     70,881,760.57
Redirected Finance Charge
     Collections                            5,489,345.04        1,973,370.06       584,779.62          733,464.98      8,780,959.70
Reserve Account Draw                                0.00                0.00                                                   0.00
PFA Proceeds (Class A Available
     Funds)                                 1,314,074.03                                                               1,314,074.03
Redirected Finance Charge plus PFA
     Proceeds                               6,803,419.07        1,973,370.06       584,779.62          733,464.98     10,095,033.73
Monthly Interest                            2,470,453.33          549,807.78        82,760.17                0.00      3,103,021.28
Investor Default Amount (Net)               2,172,998.92          781,173.52       231,489.45          290,347.68      3,476,009.58
Monthly Servicing Fee                         393,753.86          141,550.96        41,946.58           52,611.86        629,863.26
Total Due                                   5,037,206.11        1,472,532.27       356,196.20          342,959.54      7,208,894.12


Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds
+ Reserve Fund Releases                                                                                               10,095,033.73
Series Adjusted Portfolio Yield                                                                                              11.09%
Base Rate                                                                                                                     6.08%

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
                            Revolving Period (Y/N)                                                                N
                            Accumulation Period (Y/N)                                                             Y
                            Early Amortization (Y/N)                                                              N
                            Controlled Accumulation Period                                                       6.00
                            FNBA is Servicer                                                                      Y
                            Paydown Excess CIA (Y/N)                                                              Y
                            Paydown Excess Class D (Y/N)                                                          Y
                            Controlled Accumulation Amount                                                       106,833,333.33
                            Controlled Deposit Amount                                                            106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                                                    0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                          320,499,999.99
                            Principal Funding Account Deposit                                                    109,526,062.85
                            Principal Funding Account Withdrawal                                                           0.00
                            Ending Principal Funding Account Balance                                             430,026,062.84
                            Principal Funding Investment Proceeds                                                  1,314,074.03

                            Yield Supplement Account Beginning Balance                                                     0.00
                            Yield Supplement Account Release                                                               0.00
                            Yield Supplement Account Ending Balance                                                        0.00

                            Reserve Account Beginning Balance                                                      3,205,000.00
                            Required Reserve Account Amount                                                        3,205,000.00
                            Available Reserve Account Amount                                                       3,205,000.00
                            Interest Retained in Reserve Account                                                           0.00
                            Reserve Draw Amount pursuant to Supplement 4.12(c).                                            0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
                            Ending Reserve Account Balance                                                         3,205,000.00
                            Covered Amount                                                                         1,499,583.89

C. Certificate Balances and Distributions
                                             Class A               Class B            CIA             Class D            Total
                       Beginning Balance     528,000,000.00     113,000,000.00    15,417,957.31    42,000,000.00    698,417,957.31
                  Interest Distributions       2,470,453.33         549,807.78        82,760.17             0.00      3,103,021.28
                 Cumulative PFA Deposits     427,333,333.32               0.00                      2,692,729.52    430,026,062.84
                 Principal Distributions               0.00               0.00    15,417,957.31             0.00     15,417,957.31
                     Total Distributions       2,470,453.33         549,807.78    15,500,717.48             0.00     18,520,978.59
              Ending Certificate Balance     528,000,000.00     113,000,000.00             0.00    42,000,000.00    683,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                      4.6789
                          2 Amount of the distribution in respect of Class A Monthly Interest:                     4.6789
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:           0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                    0.00
                          5 Amount of the distribution in respect of Class A Principal:                              0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                            0.00
                          2 Amount of Class A Investor Charge-Offs                                                   0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                      0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                             0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                   0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                  4.8656
                          2 Amount of the distribution in respect of Class B monthly interest:                     4.8656
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:           0.00
                          4 Amount of the distribution in respect of Class B additional interest:                    0.00
                          5 Amount of the distribution in respect of Class B principal:                              0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                      0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                     0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                              0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                           0.00
                            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                     15,500,717.48
                          2 Amount distributed in respect of Collateral Monthly Interest:                       82,760.17
                          3 Amount distributed in respect of Collateral Additional Interest:                         0.00
                          4 The amount distributed to the Collateral Interest Holder in respect             15,417,957.31
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                              0.00
                          2 The total amount reimbursed in respect of such reductions in the                         0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                          1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA,
                            Res Draw & Int and PFA Proceeds)                                                10,095,033.73
                          2 Full amount required to be paid pursuant to sections
                            4.5 and 4.7(excl. Spread Acct.)                                                  7,208,894.12
                          3 Spread Account Requirement per Loan Agreement                                            0.00
                          4 Finance Charge Shortfall                                                                 0.00
                          5 Available for Other Excess Allocation Series                                     2,886,139.61


K. Application of Reallocated Investor Finance Charge Collections.

                                                                          Available            Due           Paid         Shortfall
                          1 Allocated Class A Available Funds           5,489,345.04
                            a Reserve Account Release                           0.00
                            b PFA Investment Earnings                   1,314,074.03
                            c Class A Available Funds                   6,803,419.07

                          2 Class A Available Funds                     6,803,419.07
                            a Class A Monthly Interest                                    2,470,453.33  2,470,453.33          0.00
                            b Class A Servicing Fee                                         393,753.86    393,753.86          0.00
                            c Class A Investor Default Amount                             2,172,998.92  2,172,998.92          0.00
                            d Class A Excess                            1,766,212.96

                          3 Class B Available Funds                     1,973,370.06
                            a Class B Monthly Interest                                      549,807.78    549,807.78          0.00
                            b Class B Servicing Fee                                         141,550.96    141,550.96          0.00
                            c Class B Excess                            1,282,011.32

                          4 Collateral Available Funds                    584,779.62
                            a Collateral Servicing Fee                                       41,946.58     41,946.58          0.00
                            b Collateral Excess                           542,833.04

                          5 Class D Available Funds                       733,464.98
                            a Class D Servicing Fee                                          52,611.86     52,611.86          0.00
                            b Class D Excess                              680,853.12

                          6 Total Excess Spread                         4,271,910.44

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                       Available                 Due           Paid      Shortfall
            1 Available Excess Spread                                       4,271,910.44
            2 Excess Fin Charge Coll                                                0.00
                   from Other Series
            3 Available Funds                                               4,271,910.44
            4 Class A Required Amount
              a Interest                                                                          0.00          0.00         0.00
              b Servicing Fee                                                                     0.00          0.00         0.00
              c Defaults                                                                          0.00          0.00         0.00
            5 Class A Charge Offs not Previously Reimbursed                                       0.00          0.00         0.00
           6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
              a Interest                                                                          0.00          0.00         0.00
              b Servicing Fee                                                                     0.00          0.00         0.00
           6b Class B Default Amount                                                        781,173.52    781,173.52         0.00
            7 Reductions in Class B not previously reimbursed                                     0.00          0.00         0.00
            8 Monthly Servicing Fee Shortfalls                                                    0.00          0.00         0.00
            9 Collateral Monthly Interest                                                    82,760.17     82,760.17         0.00
           10 Collateral Default Amount                                                     231,489.45    231,489.45         0.00
           11 Reductions in CIA not previously reimbursed                                         0.00          0.00         0.00
           12 Reserve Account Deposit                                                             0.00          0.00         0.00
           13 Class D Monthly Interest                                                            0.00          0.00         0.00
           14 Class D Default Amount                                                        290,347.68    290,347.68         0.00
           15 Reductions in Class D not previously reimbursed                                     0.00          0.00         0.00
           16 Other CIA Amounts Owed                                                              0.00          0.00         0.00
           17 Excess Fin Coll for Other Series                                                    0.00          0.00         0.00
           18 Excess Spread (after reallocation)                            2,886,139.61
           19 Writedowns
                                                                         Total             Redirected Principal      Charge-Offs
                                a Class A                                           0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                b Class B                                           0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                  in respect of B                                                                             0.00
                                c CIA                                               0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                  in respect of B                                                                             0.00
                                  in respect of CIA                                                                           0.00
                                d Class D                                           0.00                     0.00             0.00
                                  in respect of A                                                                             0.00
                                  in respect of B                                                                             0.00
                                  in respect of CIA                                                                           0.00
                                  in respect of D                                                                             0.00


M. Application of Redirected Principal Collections
                                                                   Available           Due           Paid           Shortfall
               1 Redirected Principal Collections                      20,981,001.13
               2 Class A Required Amount
                 a Interest                                                                  0.00       0.00              0.00
                 b Servicing Fee                                                             0.00       0.00              0.00
                 c Defaults                                                                  0.00       0.00              0.00
               3 Class B Required Amount
                 a Interest                                                                  0.00       0.00              0.00
                 b Servicing Fee                                                             0.00       0.00              0.00
                 c Defaults                                                                  0.00       0.00              0.00
               4 Collateral Required Amount
                 a Interest                                                                  0.00       0.00              0.00
                 b Servicing Fee                                                             0.00       0.00              0.00
                 c Defaults                                                                  0.00       0.00              0.00
               5 Available for Available Principal Collections         20,981,001.13


N.  Principal Shortfall Amount/Shared Principal Collections
               1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections           70,881,760.57
               2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                   3,476,009.58
               3 Full amount required to be distributed pursuant to Section 4.5                       106,833,333.33
               4 Principal required to fund the Required Amount per Section 4.8                                 0.00
               5 Principal Shortfall                                                                   32,475,563.18
               6 Available for Shared Principal Collections                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

O. Available Principal Collections
               1 Available Principal Collections (per the definition thereof)                         150,424,310.75
               2 Principal Collections allocation to other Principal Sharing Series                             0.00
               3 Available Principal Collections (after Sharing)                                      150,424,310.75

P. Application of Principal Collections during Revolving Period

               1 Available Principal Collections                                                                0.00

               2 Collateral Invested Amount                                                                     0.00
               3 Required Collateral Invested Amount                                                            0.00
               4 Amount used to pay Excess CIA                                                                  0.00

               5 Available Principal Collections                                                                0.00
               6 Class D                                                                                        0.00
               7 Required Class D                                                                               0.00
               8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

               1 Available Principal Collections                                                      150,424,310.75
               2 Controlled Deposit Amount                                                            106,833,333.33
               3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  320,500,000.01
               4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                  106,833,333.33
               5 Required Enhancement Amount                                                          $39,307,270.48

               6 Remaining Principal Collections Available                                             43,590,977.42
               7 Remaining Collateral Invested Amount                                                  15,417,957.31
               8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)        15,417,957.31
                                   a Excess of CIA and Class D over Required Enhancement Amt           18,110,686.83
                                   b Excess of Available Principal Collections over PFA deposit        43,590,977.42

               9 Remaining Principal Collections Available                                             28,173,020.11
              10 Remaining Class D Amount                                                              42,000,000.00
              11 Principal Paid to Principal Funding Account on behalf of Class D                       2,692,729.52
                 (limited by Required Enhancement Amount)

                    Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period
               1 Available Principal Collections                                                                0.00
                                   a Remaining Class A Adjusted Invested Amount                                 0.00
                                   b Principal Paid to Class A - Current Period's Collections                   0.00
                                   c Principal Paid to Class A - PFA per 5.1                                    0.00
                                   d Total Principal Paid to Class A                                            0.00

               2 Remaining Principal Collections Available                                                      0.00
                                   a Remaining Class B Adjusted Invested Amount                                 0.00
                                   b Principal Paid to Class B - Current Period's Collections                   0.00
                                   c Principal Paid to Class B - PFA per 5.1                                    0.00
                                   d Total Principal Paid to Class B                                            0.00

               3 Remaining Principal Collections Available                                                      0.00
                                   a Remaining Collateral Invested Amount                                       0.00
                                   b Principal Paid to CIA                                                      0.00

               4 Remaining Principal Collections Available                                                      0.00
                                   a Remaining Class D Amount                                                   0.00
                                   b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

               1 Base Rate
                                   a Current Monthly Period                                                    6.08%
                                   b Prior Monthly Period                                                      6.81%
                                   c Second Prior Monthly Period                                               7.43%

                 Three Month Average Base Rate                                                                               6.77%

               2 Series Adjusted Portfolio Yield
                                   a Current Monthly Period                                                   11.09%
                                   b Prior Monthly Period                                                      9.14%
                                   c Second Prior Monthly Period                                              12.69%

                 Three Month Average Series Adjusted Portfolio Yield                                                        10.97%

               3 Excess Spread
                                   a Current Monthly Period                                                    5.01%
                                   b Prior Monthly Period                                                      2.34%
                                   c Second Prior Monthly Period                                               5.25%

                 Three Month Average Excess Spread                                                                           4.20%

                    Partners First Credit Card Master Trust
                                 Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                         15-Mar-01
Current Payment Date                      16-Apr-01
Actual / 360 Days                            32              32                       32
30 / 360 Days                                31              31                       31                     32
Fixed / Floating                          Floating        Floating                 Floating                  31
                                                                                                          Floating
                                          Class A          Class B            Collateral Invested
                                                                                   Amount                 Class D           Total
Certificate Rate                              5.29375%           5.52375%            6.13875%          0.00000%
Secured Loan Spread Rate (Applies
     to CIA only)                                                                    5.88875%
Initial Balance                         528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Initial Invested Amount + Req
     Transf Amount                                                                                                   802,500,000.00

Beginning Outstanding Amount
     (Distribution)                     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00
Ending Outstanding Amount
     (Distribution)                     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00

Beginning Invested Amount
     (Distribution)                     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00
Ending Invested Amount
     (Distribution)                     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
     (Distribution)                     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
     (Distribution)                     528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)       528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00
Ending Invested Amount (Month)          528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
     (Month)                            528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
     (Month)                            528,000,000.00     113,000,000.00       67,000,000.00        42,000,000.00   750,000,000.00

Principal Allocation Percentage                 70.40%             15.07%               8.93%                5.60%          100.00%
Floating Allocation Percentage                  70.40%             15.07%               8.93%                5.60%          100.00%
Principal Collections                    49,900,759.44      10,679,518.59        6,332,103.94         3,969,378.59    70,881,760.57
Redirected Finance Charge
     Collections                          9,054,059.99       1,937,706.02        1,148,905.34           720,209.32    12,860,880.67
Reserve Account Draw                              0.00               0.00                                                      0.00
PFA Proceeds (Class A Available
     Funds)                                       0.00                                                                         0.00
Redirected Finance Charge plus PFA
     Proceeds                             9,054,059.99       1,937,706.02        1,148,905.34           720,209.32    12,860,880.67
Monthly Interest                          2,484,533.33         554,830.00          365,596.67                 0.00     3,404,960.00
Investor Default Amount (Net)             3,650,085.14         781,173.52          463,173.68           290,347.68     5,184,780.03
Monthly Servicing Fee                       880,000.00         188,333.33          111,666.67            70,000.00     1,250,000.00
Total Due                                 7,014,618.47       1,524,336.86          940,437.02           360,347.68     9,839,740.03

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds
 + Reserve Fund Releases                                                                                              12,860,880.67
Series Adjusted Portfolio Yield                                                                                              12.28%
Base Rate                                                                                                                     7.11%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
             Revolving Period (Y/N)                                                               Y
             Accumulation Period (Y/N)                                                            N
             Early Amortization (Y/N)                                                             N
             Controlled Accumulation Period                                                     12.00
             FNBA is Servicer                                                                     Y
             Paydown Excess CIA (Y/N)                                                             Y
             Paydown Excess Class D (Y/N)                                                         Y
             Controlled Accumulation Amount                                                       53,416,666.67
             Controlled Deposit Amount                                                            53,416,666.67
             Ending Controlled Deposit Amount Shortfalll                                                   0.00

Funding Accounts
             Beginning Principal Funding Account Balance                                                   0.00
             Principal Funding Account Deposit                                                             0.00
             Principal Funding Account Withdrawal                                                          0.00
             Ending Principal Funding Account Balance                                                      0.00
             Principal Funding Investment Proceeds                                                         0.00

             Yield Supplement Account Beginning Balance                                                    0.00
             Yield Supplement Account Release                                                              0.00
             Yield Supplement Account Ending Balance                                                       0.00

             Reserve Account Beginning Balance                                                             0.00
             Required Reserve Account Amount                                                               0.00
             Available Reserve Account Amount                                                              0.00
             Interest Retained in Reserve Account                                                          0.00
             Reserve Draw Amount pursuant to Supplement 4.12(c).                                           0.00
             Funds Deposited into Reserve Account (out of Excess Spread)                                   0.00
             Ending Reserve Account Balance                                                                0.00
             Covered Amount                                                                                0.00

C. Certificate Balances and Distributions
                                          Class A            Class B             CIA                Class D           Total
             Beginning Balance            528,000,000.00     113,000,000.00      67,000,000.00   42,000,000.00   750,000,000.00
             Interest Distributions         2,484,533.33         554,830.00         365,596.67            0.00     3,404,960.00
             Cumulative PFA Deposits                0.00               0.00                               0.00             0.00
             Principal Distributions                0.00               0.00               0.00            0.00             0.00
             Total Distributions            2,484,533.33         554,830.00         365,596.67            0.00     3,404,960.00
             Ending Certificate Balance   528,000,000.00     113,000,000.00      67,000,000.00   42,000,000.00   750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

           1 Total amount of the distribution:                                                                           4.7056
           2 Amount of the distribution in respect of Class A Monthly Interest:                                          4.7056
           3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                                0.00
           4 Amount of the distribution in respect of Class A Additional Interest:                                         0.00
           5 Amount of the distribution in respect of Class A Principal:                                                   0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

           1 Total amount of Class A Investor Charge-Offs:                                                                 0.00
           2 Amount of Class A Investor Charge-Offs                                                                        0.00
             per $1,000 original certificate principal amount:
           3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                           0.00
           4 Amount reimbursed in respect of Class A Investor Charge-Offs                                                  0.00
             per $1,000 original certificate principal amount:
           5 The amount, if any, by which the outstanding principal                                                        0.00
             balance of the Class A Certificate exceeds the Class A Invested
             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

           1 The total amount of the distribution:                                                                       4.9100
           2 Amount of the distribution in respect of Class B monthly interest:                                          4.9100
           3 Amount of the distribution in respect of Class B outstanding monthly interest:                                0.00
           4 Amount of the distribution in respect of Class B additional interest:                                         0.00
           5 Amount of the distribution in respect of Class B principal:                                                   0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

           1 The amount of reductions in Class B Invested Amount                                                           0.00
           2 The amount of reductions in the Class B Invested Amount set forth in                                          0.00
             paragraph 1 above, per $1,000 original certificate principal amount:
           3 The total amount reimbursed in respect of such reductions                                                     0.00
             in the Class B Invested Amount:
           4 The total amount set forth in paragraph 3 above, per $1,000                                                   0.00
             original certificate principal amount:
           5 The amount, if any, by which the outstanding principal balance                                                0.00
              of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

           1 Total amount distributed to the Collateral Interest Holder:                                             365,596.67
           2 Amount distributed in respect of Collateral Monthly Interest:                                           365,596.67
           3 Amount distributed in respect of Collateral Additional Interest:                                              0.00
           4 The amount distributed to the Collateral Interest Holder in respect                                           0.00
             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

           1 The amount of reductions in the Collateral Invested Amount.                                                   0.00
           2 The total amount reimbursed in respect of such reductions in the                                              0.00
             Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
           1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)   12,860,880.67
           2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                  9,839,740.03
           3 Spread Account Requirement per Loan Agreement                                                           -36,216.04
           4 Finance Charge Shortfall                                                                                      0.00
           5 Available for Other Excess Allocation Series                                                          3,057,356.68

K. Application of Reallocated Investor Finance Charge Collections.

                                                    Available                   Due                 Paid          Shortfall
           1 Allocated Class A Available Funds          9,054,059.99
             a Reserve Account Release                          0.00
             b PFA Investment Earnings                          0.00
             c Class A Available Funds                  9,054,059.99

           2 Class A Available Funds                    9,054,059.99
             a Class A Monthly Interest                                           2,484,533.33    2,484,533.33             0.00
             b Class A Servicing Fee                                                880,000.00      880,000.00             0.00
             c Class A Investor Default Amount                                    3,650,085.14    3,650,085.14             0.00
             d Class A Excess                           2,039,441.52

           3 Class B Available Funds                    1,937,706.02
             a Class B Monthly Interest                                             554,830.00      554,830.00             0.00
             b Class B Servicing Fee                                                188,333.33      188,333.33             0.00
             c Class B Excess                           1,194,542.69

           4 Collateral Available Funds                 1,148,905.34
             a Collateral Servicing Fee                                             111,666.67      111,666.67             0.00
             b Collateral Excess                        1,037,238.67

           5 Class D Available Funds                      720,209.32
             a Class D Servicing Fee                                                 70,000.00       70,000.00             0.00
             b Class D Excess                             650,209.32

           6 Total Excess Spread                        4,921,432.20

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                     Available                  Due           Paid        Shortfall
           1 Available Excess Spread                                     4,921,432.20
           2 Excess Fin Charge Coll                                              0.00
                  from Other Series
           3 Available Funds                                             4,921,432.20
           4 Class A Required Amount
             a Interest                                                                            0.00            0.00      0.00
             b Servicing Fee                                                                       0.00            0.00      0.00
             c Defaults                                                                            0.00            0.00      0.00
           5 Class A Charge Offs not Previously Reimbursed                                         0.00            0.00      0.00
          6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
             a Interest                                                                            0.00            0.00      0.00
             b Servicing Fee                                                                       0.00            0.00      0.00
          6b Class B Default Amount                                                          781,173.52      781,173.52      0.00
           7 Reductions in Class B not previously reimbursed                                       0.00            0.00      0.00
           8 Monthly Servicing Fee Shortfalls                                                      0.00            0.00      0.00
           9 Collateral Monthly Interest                                                     365,596.67      365,596.67      0.00
          10 Collateral Default Amount                                                       463,173.68      463,173.68      0.00
          11 Reductions in CIA not previously reimbursed                                           0.00            0.00      0.00
          12 Reserve Account Deposit                                                               0.00            0.00      0.00
          13 Class D Monthly Interest                                                              0.00            0.00      0.00
          14 Class D Default Amount                                                          290,347.68      290,347.68      0.00
          15 Reductions in Class D not previously reimbursed                                       0.00            0.00      0.00
          16 Other CIA Amounts Owed                                                                0.00            0.00      0.00
          17 Excess Fin Coll for Other Series                                                      0.00            0.00      0.00
          18 Excess Spread (after reallocation)                          3,021,140.64
          19 Writedowns
                                                                       Total            Redirected Principal      Charge-Offs
                              a Class A                                          0.00                      0.00            0.00
                                in respect of A                                                                            0.00
                              b Class B                                          0.00                      0.00            0.00
                                in respect of A                                                                            0.00
                                in respect of B                                                                            0.00
                              c CIA                                              0.00                      0.00            0.00
                                in respect of A                                                                            0.00
                                in respect of B                                                                            0.00
                                in respect of CIA                                                                          0.00
                              d Class D                                          0.00                      0.00            0.00
                                in respect of A                                                                            0.00
                                in respect of B                                                                            0.00
                                in respect of CIA                                                                          0.00
                                in respect of D                                                                            0.00

M. Application of Redirected Principal Collections
                                                                     Available                   Due          Paid     Shortfall
           1 Redirected Principal Collections                           20,981,001.13
           2 Class A Required Amount
             a Interest                                                                            0.00            0.00      0.00
             b Servicing Fee                                                                       0.00            0.00      0.00
             c Defaults                                                                            0.00            0.00      0.00
           3 Class B Required Amount
             a Interest                                                                            0.00            0.00      0.00
             b Servicing Fee                                                                       0.00            0.00      0.00
             c Defaults                                                                            0.00            0.00      0.00
           4 Collateral Required Amount
             a Interest                                                                            0.00            0.00      0.00
             b Servicing Fee                                                                       0.00            0.00      0.00
             c Defaults                                                                            0.00            0.00      0.00
           5 Available for Available Principal Collections              20,981,001.13

N.  Principal Shortfall Amount/Shared Principal Collections
           1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          70,881,760.57
           2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  5,184,780.03
           3 Full amount required to be distributed pursuant to Section 4.5                                0.00
           4 Principal required to fund the Required Amount per Section 4.8                                0.00
           5 Principal Shortfall                                                                           0.00
           6 Available for Shared Principal Collections                                           76,066,540.60

O. Available Principal Collections
           1 Available Principal Collections (per the definition thereof)                         76,066,540.60
           2 Principal Collections allocation to other Principal Sharing Series                   76,066,540.60

                    Partners First Credit Card Master Trust
                                 Series 1998-3

           3 Available Principal Collections (after Sharing)                                               0.00
P. Application of Principal Collections during Revolving Period

           1 Available Principal Collections                                                               0.00

           2 Collateral Invested Amount                                                           67,000,000.00
           3 Required Collateral Invested Amount                                                  67,000,000.00
           4 Amount used to pay Excess CIA                                                                 0.00

           5 Available Principal Collections                                                               0.00
           6 Class D                                                                              42,000,000.00
           7 Required Class D                                                                     42,000,000.00
           8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

           1 Available Principal Collections                                                               0.00
           2 Controlled Deposit Amount                                                                     0.00
           3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
           4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
           5 Required Enhancement Amount                                                                  $0.00

           6 Remaining Principal Collections Available                                                     0.00
           7 Remaining Collateral Invested Amount                                                          0.00
           8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                              a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                              b Excess of Available Principal Collections over PFA deposit                 0.00

           9 Remaining Principal Collections Available                                                     0.00
          10 Remaining Class D Amount                                                                      0.00
          11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

           1 Available Principal Collections                                                               0.00
                              a Remaining Class A Adjusted Invested Amount                                 0.00
                              b Principal Paid to Class A - Current Period's Collections                   0.00
                              c Principal Paid to Class A - PFA per 5.1                                    0.00
                              d Total Principal Paid to Class A                                            0.00

           2 Remaining Principal Collections Available                                                     0.00
                              a Remaining Class B Adjusted Invested Amount                                 0.00
                              b Principal Paid to Class B - Current Period's Collections                   0.00
                              c Principal Paid to Class B - PFA per 5.1                                    0.00
                              d Total Principal Paid to Class B                                            0.00

           3 Remaining Principal Collections Available                                                     0.00
                              a Remaining Collateral Invested Amount                                       0.00
                              b Principal Paid to CIA                                                      0.00

           4 Remaining Principal Collections Available                                                     0.00
                              a Remaining Class D Amount                                                   0.00
                              b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

           1 Base Rate
                              a Current Monthly Period                                                    7.11%
                              b Prior Monthly Period                                                      7.49%
                              c Second Prior Monthly Period                                               7.78%

             Three Month Average Base Rate                                                                                7.46%

           2 Series Adjusted Portfolio Yield
                              a Current Monthly Period                                                   12.28%
                              b Prior Monthly Period                                                      9.98%
                              c Second Prior Monthly Period                                              13.19%

             Three Month Average Series Adjusted Portfolio Yield                                                         11.82%

           3 Excess Spread
                              a Current Monthly Period                                                    5.17%
                              b Prior Monthly Period                                                      2.49%
                              c Second Prior Monthly Period                                               5.41%

             Three Month Average Excess Spread                                                                            4.36%